SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549


                                  FORM 8-K

                               CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934


                     Date of Report: September 26, 2002


                           CompleTel Europe N.V.
             (Exact Name of Registrant as Specified in Charter)


   The Netherlands              000-30075                  98-0202823
   (State or other            (Commission                (IRS Employer
   jurisdiction of            File Number)               Identification #)
   incorporation)


                Blaak 16, 3011 TA Rotterdam, The Netherlands
                  (Address of Principal Executive Office)


                              (31) 20 666 1701
            (Registrant's telephone number, including area code)



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

The following financial statements, pro forma financial information and exhibits, if any, are filed as part of this report:

(a)      Financial Statements of Business Acquired.

         Not applicable

(b)      Pro Forma Financial Information

         Not applicable

(c)      Exhibits

99.1 Press release dated September 26, 2002, relating to the reverse split of the Registrant's ordinary shares.

ITEM 9.  REGULATION FD DISCLOSURE.

         On September 26, 2002, CompleTel Europe N.V. issued a press release relating to the reverse split of its ordinary shares, which was effected on September 16, 2002. The press release is attached hereto as
Exhibit 99.1.



                                 SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.


                                            COMPLETEL EUROPE N.V.


DATE: September 26, 2002                    By: /s/ John Hugo
                                                ----------------------------
                                                John Hugo
                                                Corporate Controller
                                                (Principal Accounting Officer)